CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the CarMax, Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith D. Browning, Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1).     The Report fully complies with the requirements of Section 13
                  (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.


Date:     July 14, 2003                  By: /s/ Keith D. Browning
     ------------------------               -----------------------------
                                            Keith D. Browning
                                            Chief Financial Officer